Dreyfus Premier
Japan Fund

SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                 Dreyfus Premier
                                                                      Japan Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Japan Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto

As of the reporting period's close, we have seen signs of a domestic economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide
price    fluctuations    for    U.S.    and    international    stocks.

Indeed, as many professionals can attest, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter

Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced a total return of -7.18% for Class A shares, -7.61% for Class B shares, -7.61% for Class C shares, -7.14% for Class R shares and -7.32% for Class T shares.(1) This compares with a total return of 1.25% produced by the fund's benchmark, the MSCI Japan Index, for the same period.(2)

We attribute the fund' s performance to its focus on companies targeting the domestic Japanese market during a time when the stock markets favored export-oriented Japanese companies.

What is the fund's investment approach?

The fund normally invests at least 80% of its assets in stocks of Japanese companies with a wide range of market capitalizations, including small-, mid- and large-cap companies. We generally invest 60% or more of the fund's assets in Japanese companies with market caps of at least $1.5 billion at the time of investment.

Our investment selection process focuses on themes that we believe are likely to drive global economic growth, such as the impact of new technologies and the globalization of industries and brands. These themes help us identify industries and market sectors that we believe offer above-average opportunities for long-term growth.

Within selected markets and industries, we seek attractively priced companies that appear to have substantial competitive advantages over their peers. We use fundamental analysis in making individual purchasing decisions, and we generally hold a security until the company's prospects decline, its stock becomes fully valued by the market or the theme underlying our investment changes. Since many of the fund's securities are denominated in yen, we may occasionally engage in currency hedging to protect against depreciation versus the U.S. dollar.

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

After several years of steady declines, Japanese economic fundamentals showed signs of stabilizing during the reporting period. The lack of further perceptible deterioration was viewed by many as a positive development. In encouraging news, several companies embarked on stock buyback programs, taking advantage of depressed stock prices to acquire substantial quantities of their own shares. In addition, a few U.S. companies stepped in to acquire significant financial positions in Japanese entities, such as Wal-Mart Stores' purchase of a stake in the SEIYU Japanese supermarket chain. At the same time, however, the Japanese banking system remained under intense pressure from the country's extended recession, and Japanese exporters remained vulnerable to the uncertain global economic climate.

These conflicting forces created a volatile environment for Japanese stocks, with various industry groups rising and falling sharply from month to month. The fund was hurt by the market shifts, particularly during the first few months of the reporting period. From November 2001 through February 2002, areas that the fund emphasized such as financials, retail and real estate sectors did not perform well during the reporting period. Some of the fund's other holdings such as Nissan Motor and Sony performed well during these months, but the gains from these holdings failed to make up for losses in the fund's then primary areas of concentration.

In March and April, the investment climate abruptly shifted even though underlying economic conditions remained largely unchanged. Some of the areas that had suffered most severely earlier in the reporting period suddenly gained ground, led by non-bank financials and retail stocks. The fund benefited strongly from these moves because of its investments in non-bank financials such as ACOM, and domestic

Japanese retailers such as ITO-YOKADO. However, real estate stocks remained depressed amid signs of deteriorating fundamentals. We responded by reducing the fund' s real estate exposure, redeploying assets into general merchandising stocks, such as AEON, which performed well during the remainder of the reporting period.

What is the fund's current strategy?

We believe that the most promising opportunities are to be found among domestically oriented companies that are restructuring operations to be more competitive, or that are taking advantage of competitors' weakness to consolidate their positions and seize market share. The fund holds a larger than average position in non-bank financials and chemical stocks, two areas that appear to us to exhibit particularly attractive valuations. The fund holds relatively light exposures to bank, auto and utility stocks, where we see fewer opportunities.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

   INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES, POLITICAL, ECONOMIC AND SOCIAL INSTABILITY, A LACK OF COMPREHENSIVE COMPANY INFORMATION, DIFFERENT AUDITING AND LEGAL STANDARDS, AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                                        The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

COMMON STOCKS--92.4%                                    Shares         Value ($)
--------------------------------------------------------------------------------

BASIC MATERIALS--9.4%

Asahi Glass                                              4,000          28,345

JSR                                                      3,000          23,545

KANEKA                                                   2,000          13,846

Kao                                                      1,000          19,524

NITTO DENKO                                                600          19,742

Shin-Etsu Chemical                                         600          24,689

Shiseido                                                 2,000          22,169

                                                                       151,860

CAPITAL GOODS--2.3%

KOMORI                                                   1,000          12,803

SMC                                                        200          23,927

                                                                        36,730

COMMUNICATIONS--8.5%

JAPAN TELECOM                                                8          23,647

NIPPON TELEGRAPH AND TELEPHONE                              11          43,209

NTT DoCoMo                                                  28          70,784

                                                                       137,640

CONSTRUCTION/PROPERTY--4.6%

JGC                                                      3,000          21,119

Japan Real Estate Investment                                 8          31,549

Mitsubishi Estate                                        3,000          21,702

                                                                        74,370

CONSUMER STAPLES--12.1%

AEON                                                     1,000          25,825

ASAHI BREWERIES                                          1,000           9,202

HONDA MOTOR                                                500          22,402

ITO-YOKADO                                               1,000          49,238

NISSAN MOTOR                                             3,000          23,055

UNY                                                      2,000          21,437

WORLD                                                      800          20,535

YAMADA DENKI                                               300          23,055

                                                                       194,749

FINANCIAL--11.1%

ACOM                                                       500          38,115

Daiwa Securities Group                                   4,000          27,411

Mitsubishi Tokyo Financial Group                             5          34,186


COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Nichiei                                                  3,200          20,933

Promise                                                    700          36,862

Sumitomo Mitsui Banking                                  5,000          22,247

                                                                       179,754

PHARMACEUTICAL--3.1%

KOBAYASHI PHARMACEUTICAL                                   700          23,196

TERUMO                                                   1,800          26,588

                                                                        49,784

SERVICES--18.7%

Aoi Advertising Promotion                                  300           1,601

CAPCOM                                                   1,200          35,843

CSK                                                        700          20,854

DAIICHIKOSHO                                             1,400          20,037

MEITIC                                                     500          14,079

MIMASU SEMICONDUCTOR                                     1,100          15,162

MITSUI & CO.                                             3,000          18,948

Mitsubishi                                               4,000          29,963

NAMCO                                                    1,400          28,314

NICHII GAKKAN                                              530          26,385

Net One Systems                                              4          26,198

OBIC                                                       100          19,057

RESORTTRUST                                              1,300          21,943

ServiceWare                                                800          23,771

                                                                       302,155

TECHNOLOGY--20.4%

ADVANTEST                                                  100           7,195

CANON                                                    1,000          38,270

FUJITSU                                                  3,000          23,802

Hitachi                                                  4,000          29,589

KYOCERA                                                    400          27,194

Matsuhita Electric Industrial                            2,000          26,758

NIDEC                                                      300          19,975

NIHON DEMPA KOGYO                                          700          11,325

NIKON                                                    1,000          13,045

OLYMPUS OPTICAL                                          2,000          25,948

RICHOH                                                   1,000          18,629

                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

ROHM                                                       200          29,792

SONY                                                       400          21,469

Tokyo Electron                                             300          21,562

YAMAICHI ELECTRONICS                                     1,200          15,569

                                                                       330,122

TRANSPORTATION--2.2%

Mitsui O.S.K. Lines                                      9,000          18,342

Nippon Yusen Kabushiki Kaisha                            5,000          16,646

                                                                        34,988

--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,581,989)                      92.4%       1,492,152

CASH AND RECEIVABLES (NET)                                7.6%         122,567

NET ASSETS                                              100.0%       1,614,719

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,581,989    1,492,152

Cash                                                                     81,225

Cash denominated in foreign currencies                     15,961        15,896

Receivable for investment securities sold                               120,980

Dividends receivable                                                      6,193

Prepaid expenses                                                         24,005

Due from The Dreyfus Corporation                                          4,748

                                                                       1,745,199

--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              90,773

Net unrealized depreciation on forward
  currency exchange contracts--Note 4                                     4,606

Accrued expenses                                                         35,101

                                                                         130,480

--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,614,719
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,286,669

Accumulated investment (loss)                                          (11,483)

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                       (566,154)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (94,313)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,614,719

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          391,856               279,369             365,410              309,105              268,979

Shares Outstanding                       47,359                34,368              44,965               37,113               32,682
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           8.27                 8.13                 8.13                 8.33                 8.23

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,149 foreign taxes withheld at source)          6,556

Interest                                                                   124

TOTAL INCOME                                                             6,680

EXPENSES:

Investment advisory fee--Note 3(a)                                       7,200

Registration fees                                                       23,204

Auditing fees                                                           10,889

Prospectus and shareholders' reports                                     5,535

Custodian fees                                                           4,378

Distribution fees--Note 3(b)                                             2,328

Shareholder servicing costs--Note 3(c)                                   2,120

Directors' fees and expenses--Note 3(d)                                    577

Miscellaneous                                                            5,080

TOTAL EXPENSES                                                          61,311

Less--expense reimbursement from The Dreyfus Corporation

  due to undertaking--Note 3(a)                                        (43,148)

NET EXPENSES                                                            18,163

INVESTMENT (LOSS)                                                      (11,483)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (284,448)

Net realized gain (loss) on forward currency exchange contracts         73,775

NET REALIZED GAIN (LOSS)                                              (210,673)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    115,269

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (95,404)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (106,887)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2002           Year Ended

                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (11,483)             (33,014)

Net realized gain (loss) on investments         (210,673)            (379,917)

Net unrealized appreciation (depreciation)
   on investments                                115,269             (157,053)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (106,887)            (569,984)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --             (10,179)

Class B shares                                         --              (8,301)

Class C shares                                         --              (8,154)

Class R shares                                         --              (8,856)

Class T shares                                         --              (8,064)

TOTAL DIVIDENDS                                        --             (43,554)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    425,657              45,416

Class B shares                                      4,277              32,000

Class C shares                                    595,059                  73

Class R shares                                     10,000                  --

Class T shares                                          1                  --

Dividends reinvested:

Class A shares                                         --               9,486

Class B shares                                         --               8,253

Class C shares                                         --               8,081

Class R shares                                         --               8,856

Class T shares                                         --               8,064

Cost of shares redeemed:

Class A shares                                  (385,252)             (41,785)

Class B shares                                       (10)             (30,493)

Class C shares                                  (499,873)                (835)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS               149,859               47,116

TOTAL INCREASE (DECREASE) IN NET ASSETS           42,972             (566,422)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,571,747            2,138,169

END OF PERIOD                                   1,614,719            1,571,747

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           April 30, 2002           Year Ended

                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        52,657               4,404

Shares issued for dividends reinvested                 --                 800

Shares redeemed                                  (47,199)              (4,353)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,458                 851
--------------------------------------------------------------------------------

CLASS B

Shares sold                                           529                2,935

Shares issued for dividends reinvested                 --                  701

Shares redeemed                                       (1)               (2,737)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         528                  899
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        75,517                    6

Shares issued for dividends reinvested                 --                  687

Shares redeemed                                  (63,514)                 (88)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,003                  605
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         1,225                   --

Shares issued for dividends reinvested                 --                  745

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,225                  745
--------------------------------------------------------------------------------

CLASS T

SHARES ISSUED FOR DIVIDENDS REINVESTED                 --                  682

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                            Six Months Ended

                                                                              April 30, 2002              Year Ended October 31
                                                                                                          ---------------------

CLASS A SHARES                                                                    (Unaudited)             2001           2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     8.91             12.35           12.50

Investment Operations:

Investment (loss)                                                                     (.05)(b)         (.16)(b)          (.17)(b)

Net realized and unrealized gain (loss)
   on investments                                                                       (.59)           (3.03)              .02

Total from Investment Operations                                                        (.64)           (3.19)             (.15)

Distributions:

Dividends from net realized gain on investments                                            --            (.25)               --

Net asset value, end of period                                                           8.27            8.91              12.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                 (7.18)(d)          (26.30)          (1.12)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.12(d)             2.25            2.00(d)

Ratio of investment (loss)
   to average net assets                                                             (.64)(d)           (1.53)          (1.24)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     2.97(d)             3.07            5.48(d)

Portfolio Turnover Rate                                                             122.21(d)           207.26          327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     392              373             507

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended

                                                                              April 30, 2002                 Year Ended October 31
                                                                                                          --------------------------

CLASS B SHARES                                                                    (Unaudited)             2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     8.79            12.27             12.50

Investment Operations:

Investment (loss)                                                                       (.08)(b)         (.23)(b)          (.26)(b)

Net realized and unrealized gain (loss)
   on investments                                                                       (.58)           (3.00)              .03

Total from Investment Operations                                                        (.66)           (3.23)             (.23)

Distributions:

Dividends from net realized gain on investments                                            --            (.25)               --

Net asset value, end of period                                                           8.13            8.79              12.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                 (7.61)(d)          (26.74)             (1.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.49(d)             3.00               2.64(d)

Ratio of investment (loss)
   to average net assets                                                            (1.03)(d)           (2.27)             (1.88)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     2.97(d)             3.07               5.59(d)

Portfolio Turnover Rate                                                             122.21(d)           207.26             327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     279              297               404

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Six Months Ended

                                                                              April 30, 2002                 Year Ended October 31
                                                                                                         ---------------------------

CLASS C SHARES                                                                    (Unaudited)             2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     8.79             12.27            12.50

Investment Operations:

Investment (loss)                                                                        (.08)(b)          (.23)(b)         (.26)(b)

Net realized and unrealized gain (loss)
   on investments                                                                        (.58)            (3.00)             .03

Total from Investment Operations                                                         (.66)            (3.23)            (.23)

Distributions:

Dividends from net realized gain on investments                                            --              (.25)              --

Net asset value, end of period                                                           8.13              8.79             12.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                     (7.61)(d)        (26.74)           (1.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   1.49(d)          3.00              2.64(d)

Ratio of investment (loss)
   to average net assets                                                                (1.05)(d)         (2.27)           (1.88)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                         2.97(d)          3.07              5.58(d)

Portfolio Turnover Rate                                                                 122.21(d)        207.26            327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                      365              290               397

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended

                                                                              April 30, 2002                  Year Ended October 31
                                                                                                          --------------------------

CLASS R SHARES                                                                    (Unaudited)             2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     8.96            12.38            12.50

Investment Operations:

Investment (loss)                                                                        (.04)(b)         (.13)(b)         (.14)(b)

Net realized and unrealized gain (loss)
   on investments                                                                        (.59)           (3.04)             .02

Total from Investment Operations                                                         (.63)           (3.17)            (.12)

Distributions:

Dividends from net realized gain on investments                                            --             (.25)              --

Net asset value, end of period                                                           8.33             8.96            12.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        (7.14)(c)       (26.01)            (.96)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .99(c)          2.00              1.75(c)

Ratio of investment (loss)
   to average net assets                                                                (.53)(c)         (1.27)            (.99)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                        2.97(c)          3.07              5.56(c)

Portfolio Turnover Rate                                                                122.21(c)        207.26            327.77(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     309              321               435

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Six Months Ended

                                                                              April 30, 2002                   Year Ended October 31
                                                                                                          --------------------------

CLASS T SHARES                                                                    (Unaudited)             2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     8.87            12.33             12.50

Investment Operations:

Investment (loss)                                                                        (.06)(b)         (.18)(b)          (.19)(b)

Net realized and unrealized gain (loss)
   on investments                                                                        (.58)           (3.03)              .02

Total from Investment Operations                                                         (.64)           (3.21)             (.17)

Distributions:

Dividends from net realized gain on investments                                            --             (.25)              --

Net asset value, end of period                                                           8.23             8.87             12.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                     (7.32)(d)       (26.45)            (1.36)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   1.24(d)        2.50               2.18(d)

Ratio of investment (loss)
   to average net assets                                                                 (.78)(d)       (1.77)             (1.42)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                         2.97(d)        3.07               5.57(d)

Portfolio Turnover Rate                                                                 122.21(d)       207.26            327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     269              290               395

(A) FROM DECEMBER 15, 1999 (COMMEMCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

                Class A  . . . . . . . . . . .      32,680            Class R . . . . . . .                    32,678

                Class B  . . . . . . . . . . .      32,685            Class T . . . . . . . .                  32,682

                Class C  . . . . .. . . . . . .     32,685


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign with
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

holding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $124 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $379,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2001 through October 31, 2002, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest on borrowings, 12b-1 distribution fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $43,148 during the period ended April 30, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Distributor retained $58 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $994, $1,011 and $323, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $445, $331, $337, and $323 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $539 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2002, amounted to $1,780,863 and $1,715,374, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2002:

                                               Foreign
Forward Currency                              Currency                                                       Unrealized
    Exchange Contracts                         Amounts         Proceeds ($)               Value ($)          (Depreciation) ($)
-------------------------------------------------------------------------------------------------------------------------

SALES:

Japanese Yen,
    expiring 6/14/2002                      44,552,000           342,706                   347,312               (4,606)

                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2002, accumulated net unrealized depreciation on investments was $89,837, consisting of $82,632 gross unrealized appreciation and $172,469 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                 For More Information

                        Dreyfus Premier Japan Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  296SA0402